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                                    SUBLEASE

                                     BETWEEN

                            TWIN COUNTY GROCERS, INC.

                                       AND

                                    SOLUCORP

                                   DATED AS OF

                                  MARCH 1, 1996

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                                TABLE OF CONTENTS


ARTICLE NUMBER       SECTION                                 PAGE NUMBER


ARTICLE I.           MASTER LEASE                                 1
ARTICLE II.          PREMISES, RENT AND USE                       3
ARTICLE III.         BUILD-OUT                                    5
ARTICLE IV.          ASSIGNMENT AND SUBLET                        5
ARTICLE V.           CONDITIONAL LIMITATIONS                      5
ARTICLE VI.          DECLARATION                                 12
ARTICLE VII.         ADDITIONAL RENT                             13
ARTICLE VIII.        MECHANIC'S LIENS                            14
ARTICLE IX.          INDEMNIFICATION, RISK AND
                        LIABILITY                                15
ARTICLE X.           MAINTENANCE OF PREMISES                     16
ARTICLE XI.          INSURANCE                                   17
ARTICLE XII.         SURRENDER OF PREMISES                       18
ARTICLE XIII.        SUBORDINATION AND ATTORNMENT                19
ARTICLE XIV.         SECURITY DEPOSIT                            21
ARTICLE XV.          NOTICES                                     22
ARTICLE XVI.         MEMORANDUM OF SUBLEASE                      23
ARTICLE XVII.        LACK OF PARTNERSHIP OR
                        ASSOCIATION                              23
ARTICLE XVIII.       NO BROKER                                   24
ARTICLE XIX.         ATTORNEYS FEES                              24
ARTICLE XX.          NO ALTERATIONS                              24
ARTICLE XXI.         SIGNS                                       25
ARTICLE XXII.        HOLDOVER                                    25
ARTICLE XXIII.       PARKING                                     25
ARTICLE XXIV.        ENTIRE AGREEMENT                            25
ARTICLE XXV.         COVENANTS BINDING ON
                        RESPECTIVE PARTIES                       26
ARTICLE XXVI.        VALIDITY/PARTIAL VALIDITY                   26
ARTICLE XXVII.       RIGHTS LIMITED BY THE
                        MASTER LEASE                             26
ARTICLE XXVIII.      SUBLESSEE OBLIGATIONS TO
                        COMPLY WITH MASTER LEASE                 26
ARTICLE XXIX.        AGENT FOR SERVICE                           27


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Exhibit "A" and made a part of this agreement.

     1.1 All of the terms, provisions, covenants and conditions contained in the MASTER LEASE except as herein otherwise expressly provided, and such rights and obligations as are contained in the MASTER LEASE, during the term of this Sublease are hereby imposed upon the respective parties hereto, the SUBLESSOR being substituted for the Lessor or Landlord in the MASTER LEASE, and the SUBLESSEE being substituted for the Lessee or Tenant in the MASTER LEASE, except as modified and amended by this Sublease.

     1.2 This Sublease is subject to all of the terms, covenants, agreements, provisions, and conditions of the MASTER LEASE;

     1.3 This Sublease shall not be deemed or construed to modify, amend or affect the terms and provisions of the MASTER LEASE or SUBLESSOR'S obligations thereunder, to the extent applicable, which shall continue to apply to the space involved and the occupants thereof as if this Sublease had not been made;

     1.4 If SUBLESSOR defaults in paying any Rents, OWNER is authorized to collect any Rents due or accruing from SUBLESSEE and to apply the net amounts collected to the Rents due under the MASTER LEASE in such priorities as OWNER may determine;

     1.5 OWNER's receipt or acceptance of any payments from SUBLESSEE shall not be deemed or construed as releasing SUBLESSOR from SUBLESSOR's obligations under the MASTER LEASE or the acceptance of SUBLESSEE as a direct tenant.


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     ARTICLE II. PREMISES, RENT and USE

     2.0 SUBLESSOR hereby sublets to SUBLESSEE, and SUBLESSEE hereby hires from SUBLESSOR, approximately 7,000 square feet of the LEASED PREMISES on the ground and second floor as same is shown on a sketch annexed hereto as Schedule "B", ("DEMISED PREMISES") for a six (6) year term commencing March 1, 1996 and ending on February 28, 2002, at the annual base rent of One Hundred Forty Four Thousand ($144,000) Dollars, which SUBLESSEE hereby agrees to pay in equal monthly installments in advance on the first day of each and every month during the term hereof, provided, however, that the first of said monthly installments shall be paid to SUBLESSOR simultaneously with the execution and delivery of this Agreement.

     2.1 Electrical service, water, heating, ventilation and air conditioning shall be maintained by SUBLESSOR and SUBLESSOR shall operate the heating, ventilating and air conditioning systems (hereinafter called the "systems") and, subject to energy conservation requirements of governmental authorities, shall furnish heat, ventilating and air conditioning service in the DEMISED PREMISES through such systems, as may be required for comfortable occupancy of the DEMISED PREMISES. The charges and costs of maintaining the systems shall be included in the base rent. SUBLESSOR shall also provide electrical service, water service, without specific measurement, which shall be included in the base rent.

     2.2 Except as is otherwise set forth herein, SUBLESSEE shall at its expense procure and maintain all governmental licenses and


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permits including without limitation sign permits required for the operation of
SUBLESSEE'S business at the DEMISED PREMISES and at all times comply with the requirements of each such licenses and permits.

     2.3 Said premises shall be used by SUBLESSEE for general office use including storage and meeting rooms, and for no other purpose or purposes whatsoever.

     2.4 SUBLESSEE is not obligated to pay a proportionate share of Real Estate Taxes.

     2.5 SUBLESSEE shall pay an additional monthly sum to be agreed to in writing by the parties prior to June 1, 1996, as additional rent for ordinary refuse removal, which shall be due in advance on the first day of each and every month during the term of this lease commencing June 1, 1996. Thereafter the refuse expense may be increased in proportion to increases in overall refuse removal costs incurred by SUBLESSOR. In the event the parties fail to agree upon the initial refuse expense prior to June 1, 1996 then the refuse expense shall be determined by arbitration in Rockland County, New York administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. All fees and expenses of the arbitration shall be borne by the parties equally. However, each party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of proofs.


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     ARTICLE III. BUILD-OUT

     3.0 Notwithstanding any terms to the contrary herein, prior to SUBLESSEE's occupancy, SUBLESSOR shall construct partitions in the DEMISED PREMISES in accordance with the sketch annexed hereto as Schedule "B" and shall obtain all applicable building permits and certificates of occupancy at its sole cost and expense.

     3.1 SUBLESSEE shall not perform any construction or make any alterations, additions or changes to the premises without the prior written consent of OWNER and SUBLESSOR.

     ARTICLE IV. ASSIGNMENT AND SUBLET

     4.0 SUBLESSEE shall not, without the prior written consent of SUBLESSOR and OWNER, assign this Sublease, nor suffer or permit it to be assigned by operation of law or otherwise, nor shall SUBLESSEE, without the prior written consent of SUBLESSOR and OWNER, underlet or permit the DEMISED PREMISES, or any part thereof, to be used by others. The restrictions contained in this Article IV shall not apply to a sale or merger of SUBLESSEE, where the Assignee is financially responsible.

     ARTICLE V. CONDITIONAL LIMITATIONS - DEFAULT PROVISIONS

     5.0 This Sublease and the term are subject to the limitations that, if at any time after the date hereof, any one of the following events (hereinafter called an "Event of Default") shall occur:

     a. If SUBLESSEE shall make an assignment for the benefit of its creditors;
or


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     b. If any petition shall be filed by or against SUBLESSEE in any court, whether or not pursuant to any statute of the United States or of any State, in any reorganization, composition, extension, arrangement or insolvency proceedings, and the same is not dismissed in SIXTY (60) days as respects any petition filed against SUBLESSEE provided during such period SUBLESSEE continues to pay all Rent, and other charges and perform all of its obligations under this Sublease;

     c. If SUBLESSEE, or a trustee or custodian appointed for all or a substantial portion of SUBLESSEE'S property pursuant to the provisions of any insolvency, bankruptcy, reorganization or other law then in effect, shall fail within sixty (60) days or such other period of time provided by law or an order of a court having competent jurisdiction, to provide SUBLESSOR with adequate protection as that term is used in 11 USC 361, and specifically the indubitable equivalent of SUBLESSOR'S interest in the Premises as provided in 11 USC 361(3) and/or adequate assurances of future performance other than this SUBLEASE, as required by 11 USC Section 365 (b). In the event that a petition shall be filed by or against SUBLESSEE in any bankruptcy, reorganization, composition, arrangement or insolvency proceeding pursuant to the provisions of the present Bankruptcy Code or any subsequent Code or Laws similar thereto or amending same, demand shall be and is hereby deemed automatically made for relief from the imposition of the automatic stay presently imposed by 11 USC 362, or such later section and shall be deemed the request of SUBLESSOR for a hearing to be held


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with regard to the modification, termination or lifting of said stay and shall be deemed effective as of the date of filing of said petition or by or against SUBLESSEE pursuant to 11 USC Section 362(e); or

     d. If SUBLESSEE shall assign, mortgage or encumber this Sublease, or sublet the whole or any part of the DEMISED PREMISES, otherwise than as expressly permitted hereunder; or

     e. If SUBLESSEE shall fail to pay any installment of the Base Rent set forth in Article II of this Sublease or any part thereof more than thirty (30) days after the same shall be due; or

     f. If SUBLESSEE shall fail to pay any item of Additional Rent or any other charge required to be paid by SUBLESSEE hereunder, or any part thereof more than thirty (30) days after the same shall be due; or

     g. If SUBLESSEE shall fail to perform or observe any other requirement of this Sublease not hereinbefore in this Paragraph 5.0 specifically referred to on the part of SUBLESSEE to be performed or observed, and such failure shall continue for thirty (30) days after notice thereof from SUBLESSOR or OWNER to SUBLESSEE; or

     h. If SUBLESSEE shall abandon the DEMISED PREMISES or fail to keep the DEMISED PREMISES occupied to the extent necessary to maintain fire insurance coverage; or

     i. If any execution, attachment or other process of law or equity shall be issued against SUBLESSEE or a substantial portion of SUBLESSEE'S property, whereupon the DEMISED PREMISES


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shall be taken or occupied by someone other than SUBLESSEE; or

     j. If a petition or a proceeding is filed or commenced by or against SUBLESSEE for its dissolution or liquidation (other than in connection with any merger permitted hereunder), or if its property is taken by any governmental authority in connection with a dissolution or liquidation, and if filed or commenced against SUBLESSEE the same is not dismissed within sixty (60) days; or

     k. If SUBLESSEE shall fail to pay, bond or otherwise remove, any amount due in connection with any work done in connection with the DEMISED PREMISES within the time specified in Article 8 hereof; then upon the happening of any one or more of the aforementioned Events of Default, and the expiration of the period of time for curing the same, SUBLESSOR may give to SUBLESSEE a notice of intention to end the term of this Sublease ("Notice of Termination") at the expiration of ten (10) days from the date of service of such Notice of Termination, and at the expiration of such ten (10) days, the term, as well as all of the right, title and interest of SUBLESSEE hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such ten (10) day period were the date originally specified herein for the expiration of this Sublease and the term, and SUBLESSEE shall then quit and surrender the Premises to the SUBLESSOR, but SUBLESSEE shall remain liable as hereinafter provided.

     5.1 If this Sublease shall be terminated as in the preceding Paragraph 5.0 hereof provided, SUBLESSOR or SUBLESSOR'S agents or


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servants, may re-enter the DEMISED PREMISES and remove therefrom SUBLESSEE, its agents, employees, servants, licensees, and any subtenants and other persons, firms or corporations and all or any of its or their property, either by summary dispossession proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy said premises, together with all additions, alterations and improvements thereto.

     5.2 In case of any such termination, re-entry, or dispossession by summary proceedings or otherwise, SUBLESSEE agrees that:

          a. The Base Rent, and Additional Rent, and all other charges required to be paid by SUBLESSEE hereunder shall thereupon become due and be paid up to the time of such termination, re-entry or dispossession, and SUBLESSEE shall also pay to SUBLESSOR all reasonable expenses, reasonable attorneys' fees, brokerage commissions, and all other costs paid or incurred by SUBLESSOR for restoring the DEMISED PREMISES to good order and condition and for altering and otherwise preparing the same for reletting;

          b. SUBLESSOR may, at any time and from time to time, resublet the DEMISED PREMISES, in whole or in part, either in its own name or as agent of SUBLESSEE, for a term or terms which, at SUBLESSOR'S option, may be for the remainder of the then current term of this Sublease, or for any longer or shorter period;

          c. SUBLESSEE shall be obligated to and hereby agrees to pay to SUBLESSOR, upon demand, and SUBLESSOR shall be entitled to


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     recover from SUBLESSEE, damages in an amount equal to the excess, if any, of all Base Rent, Additional Rent, and other charges and items as would be required hereunder to be paid by SUBLESSEE for each calendar month had this Sublease and the term not been terminated, or had SUBLESSOR not so re-entered, over the rents, if any, collected by SUBLESSOR in respect of such calendar month pursuant to any re-subletting. Said damages shall be payable by SUBLESSEE to SUBLESSOR in monthly installments in the same manner as Base Rent hereunder, and any suit or action brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of SUBLESSOR to collect the deficiency for any subsequent month by a similar proceeding; and

          d. If the Sublease shall terminate by reason of the occurrence of any default of SUBLESSEE, SUBLESSOR shall at its option and election be entitled, notwithstanding any other provision of this Sublease, or any present or future law, to recover from SUBLESSEE or SUBLESSEE's estate, as damages for loss of the bargain and not as a penalty, a lump sum which at the time of such termination of this Lease equals the then present worth of the Basic Rent, such lump sum being discounted to the date of termination at the rate of six (6%) percent per annum, or the maximum amount which may be allowed by statute or rule of law, whichever is less.

          e. If the statute or rule of law governing SUBLESSOR'S claim for damages shall limit the amount of such claim capable of being so proved and allowed, SUBLESSOR shall be entitled to prove


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     as and for liquidated damages and have allowed an amount equal to the maximum allowed by or under such statute or rule of law.

     5.3 In connection with any reletting, SUBLESSOR, at its option, may make alterations, repairs and/or decorations which shall not operate or be construed to release SUBLESSEE from liability hereunder. SUBLESSOR shall in no event be liable in any way whatsoever for failure to relet the DEMISED PREMISES, or in the event that the DEMISED PREMISES are relet, for failure to collect rent thereof under such reletting, and in no event shall SUBLESSEE be entitled to receive any excess of such annual rents over the sums payable By SUBLESSEE to SUBLESSOR hereunder. Suit(s) for the recovery of such damages, or for any installments thereof, may be brought by SUBLESSOR from time to time at its election. Nothing herein contained shall be deemed to require SUBLESSOR to postpone suit until the date when the term would have expired if it had not been terminated under the provisions of this Sublease, or under any provision of law, or had SUBLESSOR not re-entered into or upon the DEMISED PREMISES.

     5.4 SUBLESSEE, for itself and any and all others claiming through or under SUBLESSEE, including but not limited to its creditors, upon the termination of this Sublease and the term in accordance with the terms hereof, or in the event of entry of judgment for the recovery of possession of the DEMISED PREMISES, by process of law or otherwise, hereby waives any right or redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up


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all rights and privileges which it or they may or might have under and by reason of any present or future law or decision, to redeem the DEMISED PREMISES or for a continuation of this Sublease after having been dispossessed or ejected therefrom by process of law, or otherwise. SUBLESSEE waives all right to trial by jury in any action or summary or other judicial proceeding hereafter instituted by SUBLESSOR or OWNER against SUBLESSEE in respect to the DEMISED PREMISES.

     5.5 The word "re-entry" as used herein is not restricted to its technical legal meaning.

     ARTICLE VI. DECLARATION

     6.0 SUBLESSEE shall within five (5) days of written request by SUBLESSOR or OWNER, execute and deliver to SUBLESSOR or OWNER as the case may be a written declaration in recordable form:

     a. Ratifying this Sublease;

     b. Expressing the commencement and termination dates thereof;

     c. Certifying that this Sublease is in full force and effect and has not been assigned, modified, supplemented or amended, except by such writings as shall be stated;

     d. That all conditions under this Sublease to be performed by SUBLESSOR have been satisfied;

     e. That there are no defenses or offsets against the enforcement of this Sublease by SUBLESSOR or stating those claimed by SUBLESSEE;


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     f. The amount of advance rental, if any, (or none if such is the case) paid by the SUBLESSEE;

     g. The date to which the rental has been paid; and

     h. The amount of Twenty Four Thousand ($24,000) Dollars security which has been deposited with SUBLESSOR.

     Said declaration shall be executed and delivered by SUBLESSEE from time to time as may be requested by SUBLESSOR or OWNER.

     ARTICLE VII. ADDITIONAL RENT

     7.0 In addition to the base rent, all other payments to be made by SUBLESSEE shall be deemed to be and shall become additional rent hereunder whether or not the same be designated as such; and shall be due and payable on demand or together with the next succeeding installment of rent, whichever shall first occur unless expressly set forth herein to the contrary; and SUBLESSOR shall have the same remedies for failure to pay the same as for a nonpayment of base rent. SUBLESSOR, at its election, shall have the right to pay or to do any act which requires the expenditure of any sums of money by reason of the failure or neglect of SUBLESSEE to perform any of the provisions of this Sublease, and in the event SUBLESSOR shall at its election pay such sums or do such acts requiring the expenditure of monies, SUBLESSEE agrees to pay SUBLESSOR, upon demand, all such sums and the sums so paid by the SUBLESSOR together with the interest thereon, shall be deemed additional rent and be payable as such.


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     ARTICLE VIII. MECHANIC'S LIENS

     8.0 SUBLESSEE shall not permit any mechanic's lien to be filed against the fee of the LEASED PREMISES or against the SUBLESSEE'S leasehold interest in the DEMISED PREMISES by reason of work, labor, services, or materials supplied or claimed to have been supplied, whether prior or subsequent to the commencement of the term hereof, to SUBLESSEE or anyone holding the DEMISED PREMISES. SUBLESSEE shall, within ten (10) days after notice of the filing thereof, cause such lien to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction, or otherwise. If SUBLESSEE shall fail to cause such lien to be discharged within such ten (10) day period, then, in addition to any other right or remedy of SUBLESSOR, or OWNER, SUBLESSOR may, but shall not be obligated to, discharge such lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event SUBLESSOR shall be entitled, if SUBLESSOR so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment for and in favor of the lienor, with interest, costs, and all other allowances. Any amount paid by SUBLESSOR for any of such purposes, with interest thereon at the rate of 15% per annum from the date of payment or deposit, shall be repaid by the SUBLESSEE to SUBLESSOR on demand, and if unpaid may be treated as additional rent as provided for elsewhere in this Sublease. Nothing in this Sublease shall be construed in any way as constituting the consent or


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request of the SUBLESSOR, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or the Subleased property or as giving SUBLESSEE the right, power, or authority to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic's lien against the fee of the DEMISED PREMISES or the building.

     ARTICLE IX. INDEMNIFICATION, RISK AND LIABILITY

     9.0 OWNER and SUBLESSOR shall not be liable in the event of any interruption in the supply of any utilities.

     9.1 SUBLESSEE shall indemnify SUBLESSOR and OWNER and save it and them harmless from suits, actions, damages, liability and expense in connection with loss of life, bodily or personal injury or property damage arising from the occupancy or use by SUBLESSEE of said DEMISED PREMISES or any part thereof, including, without limitation, the sidewalks, parking lots and common areas and facilities within the building of which the DEMISED PREMISES are a part, or occasioned wholly or in part by any act or omission of SUBLESSEE, its agents, contractors, employees, servants, invitees, or licensees.

     9.3 SUBLESSOR and OWNER shall not be responsible or liable at any time for any loss or damage to SUBLESSEE'S equipment or fixtures, or other personal property of SUBLESSEE.


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     9.4 SUBLESSOR and OWNER shall not be responsible or liable for any defect, latent or otherwise, in any portion of the building of which the DEMISED PREMISES are a part or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall it be responsible or liable for any injury, loss or damage to any person or to any property of SUBLESSEE or other person caused by or resulting from pipes bursting or breaking, or by or from leakage or by or from steam, snow or ice, running, backing up, or seeping, or the overflow of water or sewage in any part of said DEMISED PREMISES or for any injury or damage caused by or resulting from any defect in the occupancy, construction, operation or use of any of said premises, building, machinery, apparatus or equipment by any person or by or from the acts or negligence of any other occupant of the LEASED PREMISES.

     9.5 In case SUBLESSOR and/or OWNER shall without fault on its or their part be made a party to any litigation commenced by or against SUBLESSEE, then SUBLESSEE shall indemnify, protect and hold SUBLESSOR and OWNER harmless and shall pay all costs, expenses and reasonable attorney's fees of SUBLESSEE and OWNER upon demand.

     ARTICLE X. MAINTENANCE OF PREMISES

     10.0 Upon completion of partition construction in accordance with paragraph
3.0 hereof, SUBLESSEE accepts the DEMISED PREMISES in their "as is" condition and SUBLESSEE, at its expense, shall be responsible for maintaining and repairing the DEMISED PREMISES, except structural repairs and replacements and building system repairs and replacements and shall clean and take good care of the


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DEMISED PREMISES. SUBLESSEE, at its expense shall also maintain, clean and repair the DEMISED PREMISES and the Building, as shall be required by reason of the installation, use or operation of SUBLESSEE's Property in the Premises, the moving of SUBLESSEE's Property in or out of the Building, or the misuse or neglect of the DEMISED PREMISES or Building by SUBLESSEE or any of its employees, agents or contractors.

     ARTICLE XI. INSURANCE

     11.0 SUBLESSEE shall maintain at its own cost and expense public liability insurance on an occurrence basis with minimum limits of liability in an amount of_____ Million ($_,000,000.00) Dollars for bodily injury, personal injury or death to any one person and _____ Million ($_,000,000.00) Dollars for bodily injury, personal injury or death to more than one person and _____ Million ($___,000,000.00) Dollars with respect to damage to property by water or otherwise. Furthermore, SUBLESSEE shall name SUBLESSOR and OWNER as additional insureds on said policy and furnish SUBLESSOR and OWNER with copies of said policy prior to the commencement of this Sublease and furnish copies of renewal policies to the SUBLESSOR and OWNER. SUBLESSEE shall also maintain at its own cost and expense fire and extended coverage, vandalism, malicious mischief and special extended coverage insurance in an amount, which in SUBLESSOR's reasonable opinion is adequate to cover the cost of replacement of all personal property, decorations, trade fixtures, furnishings, equipment and all contents in the premises and workers compensation insurance


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covering all persons employed by SUBLESSEE or as required by law.

     11.1 Any insurance procured by SUBLESSEE as herein required shall be issued in the State of New York and shall contain endorsements that:

     a. Such insurance may not be canceled or amended without ten (10) days' written notice by certified mail to SUBLESSOR and OWNER by the insurance company;

     b. SUBLESSEE shall be solely responsible for payment of premiums and SUBLESSOR and OWNER shall not be required to pay any premiums for such insurance; and

     c. Neither OWNER or SUBLESSOR shall not be liable for any damage for fire, casualty or other peril includable in any insurance policy maintained or required to be maintained by SUBLESSEE, no matter how caused, it being understood that the SUBLESSEE will look solely to its insurer for reimbursement. SUBLESSEE shall obtain a waiver of subrogation clause in such insurance policy or policies and deliver SUBLESSOR evidence and OWNER that such waiver of subrogation clause has been included in its insurance policy or policies.

     ARTICLE XII. SURRENDER OF PREMISES

     12.0 At the expiration of this Sublease, SUBLESSEE shall surrender the DEMISED PREMISES in the same condition it was upon delivery of possession thereto under this Sublease, including all additions, alterations, and improvements made by SUBLESSEE, except as is otherwise set forth herein. SUBLESSEE'S obligations to perform shall survive the end of the term of this Sublease. If


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SUBLESSEE fails to remove its personal property upon the expiration of this
Sublease, the property shall be deemed abandoned and shall become the property of the SUBLESSOR.

     ARTICLE XIII. SUBORDINATION AND ATTORNMENT

     13.0 This Sublease and all rights of SUBLESSEE hereunder are subject and subordinate to the MASTER LEASE and to all ground and/or underlying Leases and to all trust indentures and mortgages, blanket or otherwise, which do now or may hereafter affect the same or the real property of which the DEMISED PREMISES form a part (and which may also affect other property) and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision by self-operative and that no further instrument shall be required to effect such subordination of this Sublease. SUBLESSEE shall, however, upon demand at any time or times, promptly execute, acknowledge and deliver to SUBLESSOR or OWNER, without expense to SUBLESSOR or OWNER, any and all instruments that may be necessary or proper to subordinate this Sublease and all rights of SUBLESSEE hereunder to any such Leases, indentures, and/or mortgages or to confirm or evidence said subordination, and in the event that SUBLESSEE shall fail or neglect so to execute, acknowledge and deliver any such subordination instrument or certificate, SUBLESSOR or OWNER, in addition to any other remedies may, as the agent or attorney-in-fact of SUBLESSEE, execute, acknowledge and deliver the same and SUBLESSEE hereby irrevocably nominates, constitutes and appoints SUBLESSOR or OWNER or SUBLESSOR'S or OWNER's designee as


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SUBLESSEE's proper and legal attorney-in-fact for such purpose. SUBLESSEE covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser upon any such foreclosure sale and to recognize such purchaser as the SUBLESSOR under this Sublease or, in the event of the termination, for any reason whatsoever, of any such underlying Lease above referred to, that SUBLESSEE will attorn to and recognize such holder as the then SUBLESSOR under this Sublease to the same extent and effect as the original SUBLESSOR hereunder. SUBLESSEE agrees to execute and deliver at any time and from time to time, upon the request of SUBLESSOR, or OWNER or any such holder, any instrument which, in the sole judgment of SUBLESSOR or OWNER may be necessary or appropriate in any of such events to evidence such attornment. SUBLESSEE hereby appoints SUBLESSOR or OWNER or SUBLESSOR's designee, or OWNER's designee, such reversioner, and the holder of such mortgage, or any of them, as the circumstances may require, the attorney-in-fact, irrevocably, of SUBLESSEE to execute and deliver for and on behalf of SUBLESSEE any such instrument.

     13.1 SUBLESSEE agrees that if by reason of default on the part of SUBLESSOR or OWNER herein, under any ground or underlying Lease or any mortgage if the underlying OWNER or mortgagee shall enter into and become possessed of the real property of which the DEMISED PREMISES form a part, or any part or parts of which real property, either through possession or foreclosure action or proceedings, or otherwise, then if this Sublease is in full force


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


and effect at such time, SUBLESSEE shall attorn to OWNER or mortgagee as its landlord; and in such event, OWNER or mortgagee shall not be liable to SUBLESSEE for any defaults theretofore committed by SUBLESSOR and no such default shall give rise to any rights of offset or deduction against the rents payable under this Sublease.

     The provisions for attornment hereinbefore set forth shall not require the execution of any further instrument. However, if such OWNER or mortgagee to which SUBLESSEE agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, and SUBLESSEE fails to do so, SUBLESSEE hereby appoints SUBLESSOR or OWNER, or SUBLESSOR's designee or OWNER's designee as Lessee's attorney-in-fact to execute any such instrument for and on behalf of SUBLESSEE.

     ARTICLE XIV. SECURITY DEPOSIT

     14.0 SUBLESSEE has deposited with SUBLESSOR the sum of Twenty Four Thousand ($24,000) DOLLARS receipt of which is hereby acknowledged. Said deposit shall be held by SUBLESSOR, in a separate interest bearing bank account as security for the faithful performance by SUBLESSEE of all the terms of this Sublease by said SUBLESSEE to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred or encumbered by SUBLESSEE without the written consent of SUBLESSOR and any such act on the part of SUBLESSEE shall be without force and effect and shall not be binding upon SUBLESSOR. SUBLESSOR shall notify SUBLESSEE of the location of said bank account. The bank account


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

shall be opened using SUBLESSEE's Federal Tax I.D Number.

     14.1 If any of the rents herein reserved or any other sum payable by SUBLESSEE to SUBLESSOR shall be overdue and unpaid or should SUBLESSOR make payments on behalf of SUBLESSEE, or SUBLESSEE should fail to perform any of the terms of this Sublease, then SUBLESSOR may, at its option and without prejudice to any other remedy which SUBLESSOR may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate SUBLESSOR toward the payment of rent or additional rent for loss or damage sustained by SUBLESSOR due to such breach on the part of SUBLESSEE; and SUBLESSEE shall forthwith upon demand restore said security to the original sum deposited. Should SUBLESSEE comply with all of said terms and promptly pay all of the said rentals as they fall due and all other sums payable by SUBLESSEE to SUBLESSOR, said deposit shall be returned in full with interest earned thereupon to SUBLESSEE at the end of the term.

     14.2 In the event of bankruptcy or other credit-debtor proceedings against SUBLESSEE, all securities shall be deemed to be applied first to the payment of rent and other charges due SUBLESSOR for all periods prior to the filing of such proceedings.

     ARTICLE XV. NOTICES

     15. Any notice, demand, request or other instrument which may be or is required to be given under this Sublease shall be delivered in person or sent by overnight delivery by a nationally recognized carrier, and shall be addressed as follows:


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


         To SUBLESSOR:                      TWIN COUNTY GROCERS, INC.
                                            145 TALMADGE ROAD
                                            EDISON, NEW JERSEY 08817

         and SUBLESSOR'S Attorney:          FREDERIC K. BECKER
                                            90 WOODBRIDGE CENTER DRIVE
                                            SUITE 900, BOX 10
                                            WOODBRIDGE, NEW JERSEY 07095

         To SUBLESSEE:                      SOLUCORP [ILLEGIBLE]
                                            250 WEST NYACK ROAD
                                            WEST NYACK, NEW YORK 10994

         and SUBLESSEE'S Attorney:          DEBRA BERECK, ESQ.
                                            130 NORTH MAIN STREET
                                            NEW CITY, NEW YORK 10956

         To OWNER:                          MARK KARSCH
                                            27 ROBERTS ROAD
                                            NEW CITY, NEW YORK 10956

                                            ROBERT SILVERMAN
                                            384 PLEASANT HILL ROAD
                                            NEW CITY, NEW YORK 10956

         and OWNER's Attorney               SCHWARTZ & SILVERSTEIN, ESQS.
                                            254 SOUTH MAIN STREET
                                            NEW CITY, NEW YORK 10956

     Either party may designate such other addresses as shall be given by written notice.

     ARTICLE XVI. MEMORANDUM OF SUBLEASE

     16.0 SUBLESSEE shall not record this Sublease or a memorandum thereof.

     ARTICLE XVII. LACK OF PARTNERSHIP OR ASSOCIATION

     17.0 SUBLESSOR and OWNER shall in no event be construed, held or become in any way or for any purpose a partner or associate of SUBLESSEE or any party associated with SUBLESSEE in the conduct of its business or otherwise.


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


     ARTICLE XVIII. NO BROKER

     18.0 SUBLESSEE warrants and represents that he has not dealt with any broker in connection with this sublease. SUBLESSEE agrees to hold SUBLESSOR and OWNER harmless from all liabilities arising from any claim for brokerage commissions, including attorney's fees.

     ARTICLE XIX. ATTORNEYS FEES

     19.0 In the event that it shall become necessary for SUBLESSOR and/or OWNER to employ the services of an attorney to enforce any of its or their rights under this Sublease or to collect any sums due under this sublease or to remedy the breach of any covenant of this sublease on the part of the SUBLESSEE to be kept or performed, regardless of whether suit be brought, SUBLESSEE shall pay to SUBLESSOR and/or OWNER as the case may be such reasonable fees and expenses as shall be charged by SUBLESSOR'S and OWNER's attorneys for such services. Should suit be brought for the recovery of possession of the SUBLESSEE'S interests in the DEMISED PREMISES, or for rent or any other sum due under this Sublease, SUBLESSEE shall pay to SUBLESSOR all expenses of such suit and any appeal thereof, including reasonable attorney's fees and expenses.

     ARTICLE XX. NO ALTERATIONS

     20.0 SUBLESSEE shall not make any alterations, additions or improvements to the DEMISED PREMISES without SUBLESSOR'S and OWNER'S prior written consent which SUBLESSOR and OWNER may give or withhold at its and their sole discretion.


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


     ARTICLE XXI. SIGNS

     21.0 SUBLESSEE shall not place any signs on LEASED PREMISES or the DEMISED PREMISES except for one (1) sign on one of the two existing monuments located on the LEASED PREMISES. Said sign shall be of the same style, material, color and type as presently appears on the other existing monument upon which a sign is installed.

     ARTICLE XXII. HOLDOVER

     22.0 If SUBLESSEE continues occupancy of the DEMISED PREMISES after the expiration of the term or any extended term, such occupancy shall be deemed a tenancy from month to month upon the terms, covenants, conditions and rental rate, plus twenty-five (25%) percent, in effect upon the expiration of the term. The provisions of this Article shall not be construed to relieve SUBLESSEE from liability to SUBLESSOR for damages resulting from any such holdover.

     ARTICLE XXIII. PARKING

     23.0 SUBLESSOR shall designate 19 parking spaces for use by SUBLESSEE, its employees and guests.

     ARTICLE XXIV. ENTIRE AGREEMENT

     24.0 This sublease sets forth the entire agreement between the parties. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this sublease shall be binding upon SUBLESSOR or SUBLESSEE unless reduced to writing, signed and approved in writing by OWNER. Submission of this sublease for examination does not constitute any option for the DEMISED PREMISES and becomes effective as a Sublease only upon


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


execution and delivery thereof by SUBLESSOR to SUBLESSEE.

     ARTICLE XXV. COVENANTS BINDING ON RESPECTIVE PARTIES

     25.0 The terms, conditions, covenants, provisions and undertakings herein contained shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     ARTICLE XXVI. VALIDITY/PARTIAL INVALIDITY

     26.0 If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     ARTICLE XXVII. RIGHTS LIMITED BY THE MASTER LEASE

     27.0 Notwithstanding anything herein contained, the only services or rights to which SUBLESSEE is entitled hereunder are those to which SUBLESSOR is entitled under the Master Lease.

     ARTICLE XXVIII. SUBLESSEE OBLIGATIONS TO COMPLY WITH MASTER LEASE

     28.0 SUBLESSEE shall neither do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the lessor under the Master Lease, and the SUBLESSEE shall indemnify and hold SUBLESSOR harmless from and


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


against all claims of any kind whatsoever by reason of any breach or default on the part of SUBLESSEE by reason of which the Master Lease may be terminated or forfeited.

     ARTICLE XXIX. AGENT FOR SERVICE

     29.0 SUBLESSEE designates DEBRA BERECK, ESQUIRE, 130 NORTH MAIN STREET, NEW CITY, NEW YORK 10956, as its agent for service of process.

     IN WITNESS WHEREOF, the parties hereto have signed this agreement the day and year first above written.

Dated:          West Nyack, New York

                                         Twin County Grocers, Inc.

                                    BY:
                                        --------------------------------



                                        Solucorp

                                    BY:
                                        --------------------------------


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